WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

CENTOR, INC.

A NEVADA CORPORATION

The undersigned Directors, being all the Directors of Centor, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Resignation of Directors

WHEREAS, the Company has received the resignation of the following directors and officers  of the Corporation.

Michael Gismondi

Andrea Grande

RESOLVED, that the number of directors of the Corporation remain at two directors to serve until the next annual meeting of the shareholders or until removed or other action as allowed by the corporate bylaws.

Dated: This 13th day of February 2013

The undersigned, being all the Directors of Centor, Inc., waive the required notice of meeting and consent to all actions taken hereby.

__/s/ Michael Gismondi___________

Michael Gismondi, President, CEO

Director

/s/ Andrea Grande_____________

Andrea Grande, Director

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF

CENTOR, INC.

A NEVADA CORPORATION

The undersigned Director, being all the Directors of Centor, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consents to the following action, without a meeting, and waives all notice or other meeting requirements.

Election of New Directors

RESOLVED, that the number of directors of the Corporation increase tot Three directors to serve immediately until the next annual meeting of the shareholders, or until removed by other action as allowed by the corporate bylaws; and be it

RESOLVED FURTHER, that the following individual be appointed members of the board to fill the new positions:

Bradley Wilson

Frederick DaSilva

Joseph Maher

Dated: This 13th day of February 2013

The undersigned, being all the Directors of Centor, Inc., waives the required notice of meeting and consents to all actions taken hereby.

__/s/ Michael Gismondi___________

Michael Gismondi, President, CEO

Director

/s/ Andrea Grande_____________

Andrea Grande, Director

      WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF

CENTOR, INC.

A NEVADA CORPORATION

The undersigned, being all the Directors of Centor, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

1.

Election of New Officers

RESOLVED, that the following person be elected as the officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer

           Office

Bradley Wilson                           President, CEO

Frederick DaSilva                       Secretary, Treasurer

Joseph Maher                             COO

Dated: This 13th day of February 2013

The undersigned, being all the Directors of Centor, Inc., waive the required notice of meeting and consent to all actions taken hererof.

__/s/ Michael Gismondi___________

Michael Gismondi, President, CEO

Director

/s/ Andrea Grande_____________

Andrea Grande, Director

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